Exhibit 10.1
SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT is dated November 3, 2025, by and among BE ANADARKO II, LLC, a Delaware limited liability company (“Borrower”), FROST BANK, as Administrative Agent (“Administrative Agent”) and LC Issuer, WEST TEXAS NATIONAL BANK, as Joint Lead Arranger, and the Lenders as set forth in Schedule 1 attached (collectively the “Lenders).

RECITALS:

A.Borrower, Administrative Agent, and Lenders entered into the Loan Agreement dated as of April 17, 2024, as amended by the First Amendment dated May 6, 2025 (as amended and as further amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Existing Loan Agreement”), for the purpose and consideration therein expressed, whereby Lenders made loans to Borrower as therein provided; and

B.Borrower has requested that Administrative Agent and Lenders renew and extend the Maturity Date, and Borrower, Administrative Agent, and Lenders have agreed to reaffirm the Borrowing Base and to make certain modifications to the Loan Agreement as set forth below.

C.Borrower, Administrative Agent, and Lenders desire to amend the Existing Loan Agreement to modify same in accordance herewith;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Loan Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. DEFINITIONS AND REFERENCES
Section 1.1 Terms Defined in the Existing Loan Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Loan Agreement shall have the same meanings whenever used in this Second Amendment.

Section 1.2 New Definitions. Section 1.1 of the Loan Agreement is hereby amended to add the following new definitions:

“Second Amendment” means the Second Amendment to Loan Agreement dated as of November 3, 2025, by and among Borrower, Administrative Agent, and Lenders.

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Second Amendment to Loan Agreement

Exhibit 10.1
Section 1.3    Amended Definitions. The following definitions in Section 1.1 of the Loan Agreement are hereby amended to read as follows:

“Fee Letters” means, collectively, (i) the letter, dated as of April 17, 2024, from the Administrative Agent to Borrower relating to an upfront fee, (ii) the letter, dated as of April 17, 2024, from the Administrative Agent to Borrower relating to an arrangement fee, (iii) the letter, dated as of April 17, 2024, from the Administrative Agent to Borrower relating to an agency fee, (iv) the letter, dated as of the date of the First Amendment, from the Administrative Agent to Borrower relating to an upfront fee payable to Commerce Bank,
(v) the letter, dated as of the date of this Second Amendment, from the Administrative Agent to Borrower relating to an upfront fee payable to Lenders, in each case, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time.

“Maturity Date” means April 17, 2029.

Section 1.4 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Second Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment Documents” means this Second Amendment, a Fee Letter, a Ratification by Guarantor, and all other Loan Documents executed and delivered in connection herewith. All of the Amendment Documents shall be deemed to constitute Loan Documents.
“Loan Agreement” (or “this Agreement” wherever referred to within the Existing Loan Agreement) means the Existing Loan Agreement as amended by the First Amendment and this Second Amendment, and as the same may hereafter be further amended, restated, modified and/or otherwise supplemented from time to time.

ARTICLE II.

AMENDMENTS TO EXISTING LOAN AGREEMENT
Section 2.1 Borrowing Base Reaffirmation. From the date of this Second Amendment to, but excluding, the next redetermination of the Borrowing Base, as set forth in the Existing Loan Agreement, as amended hereby, the Borrowing Base shall be reaffirmed at Eighty Million Dollars ($80,000,000.00). The foregoing reaffirmation of the Borrowing Base constitutes the Scheduled Determination of the Borrowing Base under Section 2.8(b) of the Existing Loan Agreement as of October 1, 2025, and is not a Special Determination. Borrower, Administrative Agent and Lenders hereby agree that this provision satisfies all notification requirements as set forth in the Loan Agreement.

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Second Amendment to Loan Agreement

Exhibit 10.1
Section 2.2 Commitment Percentage. Effective as of the Effective Date of this Second Amendment, Borrower, Administrative Agent and Lenders hereby agree that the Commitment and

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Second Amendment to Loan Agreement

Exhibit 10.1

Pro Rata Share of each Lender under the Loans and Letters of Credit are hereby reaffirmed to be as set forth in Schedule 1.

Section 2.3 Renewal and Extension. Pursuant to Section 2.1 of the Loan Agreement, Lenders have renewed and extended their Commitment to make Loans during the Commitment Period through the Maturity Date.

ARTICLE III. CONDITIONS OF EFFECTIVENESS
Section 3.1    Effective Date. This Second Amendment shall become effective as of the date (the “Effective Date”) when and only when:

(a)Amendment Documents. Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document, (i) in form, substance, and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Loan Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(c)Fee Letter. In addition to all other amounts due under the Loan Documents, Borrower will pay to the Administrative Agent for the benefit of Lenders the upfront fee required by the Fee Letter of even date with this Second Amendment.

1565319.1 [October 28, 2025]

Second Amendment to Loan Agreement

Exhibit 10.1

ARTICLE IV. REPRESENTATIONS AND WARRANTIES
Section 4.1 Representations and Warranties of Borrower. In order to induce each Lender to enter into this Second Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Borrower has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

(c)The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Second Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid, and binding obligations of Borrower, enforceable against it in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

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Second Amendment to Loan Agreement

Exhibit 10.1

ARTICLE V. MISCELLANEOUS
Section 5.1 Ratification and Affirmation. Borrower hereby acknowledges the terms of the Loan Agreement and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

Section 5.2 Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 5.3 Authorization. Lenders hereby authorize Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 5.4 Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Loan Agreement pertaining to Loan Documents apply thereto.

Section 5.5 Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.

Section 5.6 Counterparts; Scans. This Second Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Second Amendment. The Amendment Documents may be validly executed by facsimile, scan, or other electronic transmission.

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Second Amendment to Loan Agreement

Exhibit 10.1

THIS SECOND AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

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Second Amendment to Loan Agreement

Exhibit 10.1
Signature Page to Second Amendment to Loan Agreement.

BE ANADARKO II, LLC,
a Delaware limited liability company, as Borrower

By:     /s/ Kirk Goehring     Kirk Goehring
Chief Executive Officer

SECOND AMENDMENT TO LOAN AGREEMENT 1565319.1

Signature Page

Exhibit 10.1

FROST BANK,
as Administrative Agent, LC Issuer, and a Lender

By:        /s/ Matt Shands     Matt Shands,
Senior Vice President

SECOND AMENDMENT TO LOAN AGREEMENT 1565319.1

Signature Page

Exhibit 10.1

WEST TEXAS NATIONAL BANK,
as a Lender and Joint Lead Arranger

By:    /s/ C. Scott Wilson
C. Scott Wilson, Senior Vice President

SECOND AMENDMENT TO LOAN AGREEMENT 1565319.1

Signature Page

Exhibit 10.1

COMMERCE BANK,
as a Lender

By:        /s/ Brian K. Caddell     Brian K. Caddell,
Senior Vice President

SECOND AMENDMENT TO LOAN AGREEMENT 1565319.1

Signature Page